Exhibit 99.1

                          VARIAN MEDICAL SYSTEMS, INC.

                             2005 OMNIBUS STOCK PLAN

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SECTION 1         BACKGROUND, PURPOSE AND DURATION.......................    1
      1.1    Effective Date..............................................    1
      1.2    Purpose of the Plan.........................................    1
SECTION 2         DEFINITIONS............................................    1
      2.1    "1934 Act"..................................................    1
      2.2    "Affiliate".................................................    1
      2.3    "Award".....................................................    1
      2.4    "Award Agreement"...........................................    1
      2.5    "Board".....................................................    1
      2.6    "Code"......................................................    1
      2.7    "Committee".................................................    1
      2.8    "Company"...................................................    1
      2.9    "Consultant"................................................    1
      2.10   "Director"..................................................    1
      2.11   "Disability"................................................    1
      2.12   "EBIT"......................................................    1
      2.13   "EBITDA"....................................................    1
      2.14   "Earnings Per Share"........................................    1
      2.15   "Employee"..................................................    2
      2.16   "Exercise Price"............................................    2
      2.17   "Fair Market Value".........................................    2
      2.18   "Fiscal Year"...............................................    2
      2.19   "Grant Date"................................................    2
      2.20   "Incentive Stock Option"....................................    2
      2.21   "Net Income"................................................    2
      2.22   "Non-employee Director".....................................    2
      2.23   "Non-qualified Stock Option"................................    2
      2.24   "Operating Cash Flow".......................................    2
      2.25   "Option"....................................................    2
      2.26   "Participant"...............................................    2
      2.27   "Performance Goals".........................................    2
      2.28   "Performance Period"........................................    2
      2.29   "Performance Share".........................................    2
      2.30   "Performance Unit"..........................................    2
      2.31   "Period of Restriction".....................................    2
      2.32   "Plan"......................................................    2
      2.33   "Prior Plans"...............................................    2
      2.34   "Restricted Stock"..........................................    2
      2.35   "Restricted Stock Units"....................................    2
      2.36   "Retirement"................................................    3
      2.37   "Return on Assets"..........................................    3
      2.38   "Return on Equity...........................................    3
      2.39   "Return on Sales"...........................................    3
      2.40   "Revenue"...................................................    3
      2.41   "Rule 16b-3"................................................    3
      2.42   "Section 16 Person".........................................    3
      2.43   "Shareholder Return"........................................    3
      2.44   "Shares"....................................................    3
      2.45   "Stock Appreciation Right"..................................    3
      2.46   "Subsidiary"................................................    3

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      2.47   "Termination of Service"....................................    3
SECTION 3         ADMINISTRATION.........................................    3
      3.1    The Committee...............................................    3
      3.2    Authority of the Committee..................................    3
      3.3    Delegation by the Committee.................................    4
      3.4    Non-employee Directors......................................    4
      3.5    Decisions Binding...........................................    4
SECTION 4         SHARES SUBJECT TO THE PLAN.............................    4
      4.1    Number of Shares............................................    4
      4.2    Lapsed Awards...............................................    4
      4.3    Adjustments in Awards and Authorized Shares.................    4
SECTION 5         STOCK OPTIONS..........................................    4
      5.1    Grant of Options............................................    4
      5.2    Award Agreement.............................................    4
      5.3    Exercise Price..............................................    5
             5.3.1     Non-qualified Stock Options.......................    5
             5.3.2     Incentive Stock Options...........................    5
             5.3.3     Substitute Options................................    5
      5.4    Expiration of Options.......................................    5
             5.4.1     Expiration Dates..................................    5
             5.4.2     Death of Participant..............................    5
             5.4.3     Committee Discretion..............................    5
      5.5    Exercisability of Options...................................    5
      5.6    Payment.....................................................    5
      5.7    Restrictions on Share Transferability.......................    6
      5.8    Certain Additional Provisions for Incentive Stock Options...    6
             5.8.1     Exercisability....................................    6
             5.8.2     Termination of Service............................    6
             5.8.3     Company and Subsidiaries Only.....................    6
             5.8.4     Expiration........................................    6
SECTION 6         STOCK APPRECIATION RIGHTS..............................    6
      6.1    Grant of SARs...............................................    6
      6.2    Exercise Price and Other Terms..............................    6
      6.3    SAR Agreement...............................................    6
      6.4    Expiration of SARs..........................................    6
      6.5    Payment of SAR Amount.......................................    6
      6.6    Payment Upon Exercise of SAR................................    6
SECTION 7         RESTRICTED STOCK AND RESTRICTED STOCK UNITS............    7
      7.1    Grant of Restricted Stock and Restricted Stock Units........    7
      7.2    Restricted Stock and Restricted Stock Units Agreement.......    7
      7.3    Transferability.............................................    7
      7.4    Other Restrictions..........................................    7
             7.4.1     General Restrictions..............................    7
             7.4.2     Section 162(m) Performance Restrictions...........    7
             7.4.3     Legend on Certificates............................    7
      7.5    Removal of Restrictions.....................................    7

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      7.6    Voting Rights...............................................    7
      7.7    Dividends and Other Distributions...........................    7
      7.8    Return of Restricted Stock to Company.......................    7
SECTION 8         PERFORMANCE UNITS AND PERFORMANCE SHARES...............    8
      8.1    Grant of Performance Units and Shares.......................    8
      8.2    Initial Value...............................................    8
      8.3    Performance Objectives and Other Terms......................    8
             8.3.1     General Performance Objectives....................    8
             8.3.2     Section 162(m) Performance Objectives.............    8
      8.4    Earning of Performance Units and Performance Shares.........    8
      8.5    Form and Timing of Payment..................................    8
      8.6    Cancellation................................................    8
SECTION 9         NON-EMPLOYEE DIRECTORS.................................    8
      9.1    Non-Employee Director Options...............................    8
      9.2    Terms of Options............................................    8
             9.2.1     Option Agreement..................................    8
             9.2.2     Exercise Price....................................    8
             9.2.3     Exercisability....................................    8
             9.2.4     Expiration of Options.............................    9
             9.2.5     Death of Director.................................    9
             9.2.6     Not Incentive Stock Options.......................    9
             9.2.7     Other Terms.......................................    9
      9.3    Substitute Options..........................................    9
      9.4    Elections by Non-employee Directors.........................    9
SECTION 10        MISCELLANEOUS..........................................    9
      10.1   No Effect on Employment or Service..........................    9
      10.2   Participation...............................................    9
      10.3   Indemnification.............................................    9
      10.4   Successors..................................................   10
      10.5   Beneficiary Designations....................................   10
      10.6   Nontransferability of Awards................................   10
      10.7   No Rights as Stockholder....................................   10
      10.8   Withholding Requirements....................................   10
      10.9   Withholding Arrangements....................................   10
      10.10  Deferrals...................................................   10
      10.11  Dividends Equivalents.......................................   10
SECTION 11        AMENDMENT, TERMINATION AND DURATION....................   10
      11.1   Amendment, Suspension or Termination........................   10
      11.2   Duration of the Plan........................................   11
SECTION 12        LEGAL CONSTRUCTION.....................................   11
      12.1   Gender and Number...........................................   11
      12.2   Severability................................................   11
      12.3   Requirements of Law.........................................   11
      12.4   Governing Law...............................................   11
      12.5   Captions....................................................   11

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                          VARIAN MEDICAL SYSTEMS, INC.

                             2005 OMNIBUS STOCK PLAN

                                    SECTION 1
                        BACKGROUND, PURPOSE AND DURATION

     1.1 Effective Date. This 2005 Omnibus Stock Plan was adopted by Varian Medical Systems, Inc., a Delaware corporation, on November 19, 2004 (the "Adoption Date") and shall become effective upon its approval by a majority of the shares of the common stock of the Company which are present in person or by proxy and entitled to vote at the Company's 2005 Annual Meeting of Stockholders (the "Effective Date").

     1.2 Purpose of the Plan. The Plan is intended to increase incentives and to encourage Share ownership on the part of (1) employees of the Company and its Affiliates, (2) consultants who provide significant services to the Company and its Affiliates, and (3) directors of the Company who are employees of neither the Company nor any Affiliate. The Plan also is intended to further the growth and profitability of the Company. The Plan is intended to permit the grant of Awards that qualify as performance-based compensation under section 162(m) of the Code.

                                    SECTION 2
                                   DEFINITIONS

     The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

     2.1 "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

     2.2 "Affiliate" means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

     2.3 "Award" means, individually or collectively, a grant under the Plan of Non-qualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

     2.4 "Award Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

     2.5    "Board" means the Board of Directors of the Company.

     2.6 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

     2.7 "Committee" means the committee appointed by the Board (pursuant to Section 3.1) to administer the Plan.

     2.8 "Company" means Varian Medical Systems, Inc., a Delaware corporation, or any successor thereto.

     2.9 "Consultant" means any consultant, independent contractor, or other person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Director.

     2.10   "Director" means any individual who is a member of the Board.

     2.11 "Disability" means a permanent and total disability within the meaning of section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

     2.12 "EBIT" means as to any Performance Period, the Company's or a business unit's income before reductions for interest and taxes, determined in accordance with generally accepted accounting principles.

     2.13 "EBITDA" means as to any Performance Period, the Company's or a business unit's income before reductions for interest, taxes, depreciation and amortization, determined in accordance with generally accepted accounting principles.

     2.14 "Earnings Per Share" means as to any Performance Period, the Company's or a business unit's Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

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     2.15   "Employee" means any employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

     2.16 "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

     2.17 "Fair Market Value" means the last quoted per share selling price for Shares on the relevant date, or if there were no sales on such date, the arithmetic mean of the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Committee. Notwithstanding the preceding, for federal, state and local income tax reporting purposes, fair market value shall be determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

     2.18   "Fiscal Year" means the fiscal year of the Company.

     2.19 "Grant Date" means, with respect to an Award, the date that the Award was granted.

     2.20 "Incentive Stock Option" means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

     2.21 "Net Income" means as to any Performance Period, the Company's or a business unit's income after taxes, determined in accordance with generally accepted accounting principles.

     2.22 "Non-employee Director" means a Director who is an employee of neither the Company nor of any Affiliate.

     2.23 "Non-qualified Stock Option" means an option to purchase Shares which is not intended to be an Incentive Stock Option.

     2.24 "Operating Cash Flow" means as to any Performance Period, the Company's or a business unit's sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

     2.25 "Option" means an Incentive Stock Option or a Non-qualified Stock Option.

     2.26 "Participant" means an Employee, Consultant, or Non-employee Director who has an outstanding Award.

     2.27 "Performance Goals" means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) EBIT, (b) EBITDA, (c) Earnings Per Share, (d) Net Income, (e) Operating Cash Flow, (f) Return on Assets, (g) Return on Equity, (h) Return on Sales, (i) Revenue, and
(j) Shareholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Committee shall determine whether any significant element(s) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participant. "Determination Date" means the latest possible date that will not jeopardize an Award's qualification as performance-based compensation under section 162(m) of the Code. Notwithstanding the previous sentence, for Awards not intended to qualify as performance-based compensation, "Determination Date" shall mean such date as the Committee may determine in its discretion.

     2.28 "Performance Period" means any fiscal period not to exceed three consecutive Fiscal Years, as determined by the Committee in its sole discretion.

     2.29 "Performance Share" means a Performance Share granted to a Participant pursuant to Section 8.

     2.30 "Performance Unit" means a Performance Unit granted to a Participant pursuant to Section 8.

     2.31 "Period of Restriction" means the period during which shares of Restricted Stock are subject to forfeiture and/or restrictions on transferability.

     2.32 "Plan" means the Varian Medical Systems, Inc. 2005 Omnibus Stock Plan, as set forth in this instrument and as hereafter amended from time to time.

     2.33 "Prior Plans" means the Varian Medical Systems, Inc. Omnibus Stock Plan approved by the Company's stockholders effective April 3, 1999 and the Varian Medical Systems, Inc. 2000 Stock Plan adopted by the Company's Board of Directors effective November 17, 2000.

     2.34 "Restricted Stock" means an Award granted to a Participant pursuant to Section 7.

     2.35 "Restricted Stock Units" means a Restricted Stock Unit granted to a Participant pursuant to Section 7.

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     2.36   "Retirement" means, in the case of an Employee or a Non-employee
Director, "Retirement" as defined pursuant to the Company's or the Board's Retirement Policies, as they may be established from time to time. With respect to a Consultant, no Termination of Service shall be deemed to be on account of "Retirement."

     2.37 "Return on Assets" means as to any Performance Period, the percentage equal to the Company's or a business unit's EBIT before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

     2.38 "Return on Equity" means as to any Performance Period, the percentage equal to the Company's Net Income divided by average stockholder's equity, determined in accordance with generally accepted accounting principles.

     2.39 "Return on Sales" means as to any Performance Period, the percentage equal to the Company's or a business unit's EBIT before incentive compensation, divided by the Company's or the business unit's, as applicable, Revenue, determined in accordance with generally accepted accounting principles.

     2.40 "Revenue" means as to any Performance Period, the Company's or a business unit's net sales, determined in accordance with generally accepted accounting principles.

     2.41 "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, as amended, and any future regulation amending, supplementing or superseding such regulation.

     2.42 "Section 16 Person" means a person who, with respect to the Shares, is subject to section 16 of the 1934 Act.

     2.43 "Shareholder Return" means as to any Performance Period, the total return (change in share price plus reinvestment of any dividends) of a Share.

     2.44 "Shares" means shares of the Company's common stock, $1.00 par value.

     2.45 "Stock Appreciation Right" or "SAR" means an Award, granted alone, in connection or in tandem with a related Option, that pursuant to Section 6 is designated as a SAR.

     2.46 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     2.47 "Termination of Service" means (a) in the case of an Employee, a cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate; and (c) in the case of a Non-employee Director, a cessation of the Non-employee Director's service on the Board for any reason.

                                    SECTION 3
                                 ADMINISTRATION

     3.1 The Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and serve at the pleasure of, the Board. Each member of the Committee shall qualify as (a) a "non-employee director" under Rule 16b-3, (b) an "independent director" under section 303A.02 of the New York Stock Exchange listing standards rules, and (c) an "outside director" under section 162(m) of the Code. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.

     3.2 Authority of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to
(a) determine which Employees and Consultants shall be granted Awards, (b) prescribe the terms and conditions of the Awards (other than the Options granted to Non-employee Directors pursuant to Section 9), (c) interpret the Plan and the Awards, (d) adopt such procedures, agreements, arrangements, sub plans and terms as are necessary or appropriate to permit participation in the Plan by Employees, Consultants and Directors who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules. Notwithstanding any contrary provision of the Plan, the Committee may reduce the amount payable under any Award (other than an Option) after the grant of such Award.

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     3.3    Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, (b) in any way which would jeopardize the Plan's qualification under Rule 16b-3, or (c) with respect to Awards which are intended to qualify as performance-based compensation under section 162(m) of the Code.

     3.4 Non-employee Directors. Notwithstanding any contrary provision of this Section 3, the Board shall administer Section 9 of the Plan, and the Committee shall exercise no discretion with respect to Section 9. In the Board's administration of Section 9 and the Options and any Shares granted to Non-employee Directors, the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of the Plan.

     3.5 Decisions Binding. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

                                    SECTION 4
                           SHARES SUBJECT TO THE PLAN

     4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for issuance under the Plan shall not exceed 4,000,000, plus such number of Shares as are granted pursuant to substitute Options under Sections 5.3.3 and 9.3. Upon approval of this Plan by the stockholders of the Company, no further grants may be made under the Prior Plans, but Shares authorized for issuance under the Prior Plans that have not been issued under the prior Plans may be issued pursuant to Awards granted under this Plan in addition to the number of Shares specified immediately above. In addition, if an award previously granted under the Prior Plans terminates, expires, or lapses for any reason, any Shares subject to such award shall again be available to be the subject of an Award under the Plan. Shares issued under the Plan may be either authorized but unissued Shares or treasury Shares. For purposes of the total number of Shares available for grant under this Plan, any Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against the limit stated in this Section 4.1 as one (1) Share for every (1) Share issued, and any shares issued in connection with Awards other than Options and Stock Appreciation Rights shall be counted against the limit stated in this Section 4.1 as three (3) Shares for every one (1) Share issued. All of the Shares available for issuance under the Plan may be issued as Incentive Stock Options.

     4.2 Lapsed Awards. If an Award terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available to be the subject of an Award. In addition, if any Shares are tendered to the Company (whether by physical delivery or attestation) as full or partial payment for the exercise of an Option or in satisfaction of a tax withholding obligation pursuant to an Award, only the net Shares issued shall be deemed issued for purposes of determining the maximum number of Shares that may be issued under
Section 4.1. Also, Shares issued pursuant to Awards assumed or issued in substitution of other awards in connection with the acquisition by the Company of an unrelated entity shall not reduce the maximum number of Shares issuable under Section 4.1.

     4.3 Adjustments in Awards and Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares subject to outstanding Awards, and the numerical limit of Section 5.1 in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards. In the case of Options granted to Non-employee Directors, the foregoing adjustments shall be made by the Board. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

                                    SECTION 5
                                  STOCK OPTIONS

     5.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees and Consultants at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option, provided that during any Fiscal Year, no Participant shall be granted Options covering more than 4,000,000 Shares. The Committee may grant Incentive Stock Options, Non-qualified Stock Options, or a combination thereof. Non-Qualified Stock Options may be granted under the Plan pursuant to Section 9 to Non-employee Directors by the Board, which shall determine the terms of such Options.

     5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of

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the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Non-qualified Stock Option.

     5.3 Exercise Price. Subject to the provisions of this Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

            5.3.1 Non-qualified Stock Options. In the case of a Non-qualified Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

            5.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

            5.3.3 Substitute Options. Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

     5.4    Expiration of Options.

            5.4.1 Expiration Dates. Except as set forth in each Award Agreement, each Option shall terminate no later than the first to occur of the following events:

                    (a) The expiration of ten (10) years from the Grant Date;
            or

                    (b) The expiration of three (3) months from the date of the
            Participant's Termination of Service for a reason other than the Participant's death, Disability or Retirement; or

                    (c) The expiration of one (1) year from the date of the
            Participant's Termination of Service by reason of Disability; or

                    (d) The expiration of three (3) years from the date of the
            Participant's Retirement (subject to Section 5.8.2 regarding Incentive Stock Options); or

                    (e) The date of the Participant's Termination of Service by the Company for cause (as determined by the Company).

            5.4.2 Death of Participant. Notwithstanding Section 5.4.1, if a Participant who is an Employee dies prior to the expiration of his or her Options, his or her Options shall be exercisable until the expiration of three (3) years after the date of death. If a Participant who is a Consultant dies prior to the expiration of his or her Options, the Committee, in its discretion, may provide that his or her Options shall be exercisable for up to three (3) years after the date of death.

            5.4.3   Committee Discretion. Subject to the limits of Sections
     5.4.1 and 5.4.2, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted and before such Option expires, extend the maximum term of the Option (subject to Section 5.8.4 regarding Incentive Stock Options).

     5.5 Exercisability of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. If a Participant dies while an Employee, the exercisability of his or her Options shall be fully accelerated to the date of Termination of Service.

     5.6 Payment. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the

Committee, in its sole discretion, determines both to provide legal consideration for the Shares and to be consistent with the purposes of the Plan.

     As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker) Share certificates (which may be in book entry form) representing such Shares.

     5.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

     5.8    Certain Additional Provisions for Incentive Stock Options.

            5.8.1 Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

            5.8.2 Termination of Service. If any portion of an Incentive Stock Option is exercised more than three (3) months after the Participant's Termination of Service for any reason other than Disability or death (unless (a) the Participant dies during such three-month period, and (b) the Award Agreement or the Committee permits later exercise), the portion so exercised shall be deemed a Non-qualified Stock Option.

            5.8.3 Company and Subsidiaries Only. Incentive Stock Options may be granted only to persons who are employees of the Company or a Subsidiary on the Grant Date.

            5.8.4 Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

                                    SECTION 6
                            STOCK APPRECIATION RIGHTS

     6.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, provided that during any Fiscal Year, no Participant shall be granted SARs covering more than 2,000,000 Shares.

     6.2 Exercise Price and Other Terms. The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of a SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

     6.3 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

     6.4 Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.4 also shall apply to SARs.

     6.5 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

            (a) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

            (b) The number of Shares with respect to which the SAR is exercised.

     6.6 Payment Upon Exercise of SAR. At the discretion of the Committee, payment for a SAR may be in cash, Shares or a combination thereof.

                                    SECTION 7
                   RESTRICTED STOCK and RESTRICTED STOCK UNITS

     7.1 Grant of Restricted Stock and Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock or Restricted Stock Units to Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant, provided that during any Fiscal Year, no Participant shall be granted more than 400,000 Shares of Restricted Stock or Restricted Stock Units.

     7.2 Restricted Stock and Restricted Stock Units Agreement. Each Award of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, any price to be paid for the Shares, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

     7.3 Transferability. Shares of Restricted Stock or Restricted Stock Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

     7.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock or Restricted Stock Units as it may deem advisable or appropriate, in accordance with this Section 7.4.

            7.4.1 General Restrictions. The Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, business unit or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

            7.4.2 Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock and Restricted Stock Units as "performance-based compensation" under section 162(m) of the Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Restricted Stock or Restricted Stock Units to qualify as "performance-based compensation" under section 162(m) of the Code. In granting Restricted Stock or Restricted Stock Units which is intended to qualify under section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock or Restricted Stock Units under section 162(m) of the Code (e.g., in determining the Performance Goals).

            7.4.3 Legend on Certificates. The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

            "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Varian Medical Systems, Inc. 2005 Omnibus Stock Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Varian Medical Systems, Inc."

     7.5 Removal of Restrictions. Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and remove any restrictions. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 7.4 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

     7.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

     7.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

     7.8 Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

                                    SECTION 8
                    PERFORMANCE UNITS AND PERFORMANCE SHARES

     8.1 Grant of Performance Units and Shares. Performance Units and Performance Shares may be granted to Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to any Participant, provided that during any Fiscal Year, no more than 400,000 Performance Shares or Performance Units may be granted to any Participant.

     8.2 Initial Value. Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date, provided that such value shall not exceed the Fair Market Value of a Share on the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

     8.3 Performance Objectives and Other Terms. The Committee shall set performance objectives in its discretion, which, depending on the extent to which they are met, will determine the number or value of Performance Units or Shares that will be paid out to the Participants. The Committee may set performance objectives based upon the achievement of Company-wide, business unit, or individual goals, or any other basis determined by the Committee in its discretion. The time period during which the performance objectives must be met shall be called the "Performance Period." Each Award of Performance Units or Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

            8.3.1 General Performance Objectives. The Committee may set performance objectives based upon the achievement of Company-wide, business unit or individual goals, or any other basis determined by the Committee in its discretion.

            8.3.2 Section 162(m) Performance Objectives. For purposes of qualifying grants of Performance Units or Shares as "performance-based compensation" under section 162(m) of the Code, the Committee, in its discretion, may determine that the performance objectives applicable to Performance Units or Shares shall be based on the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Performance Units or Shares to qualify as "performance-based compensation" under section 162(m) of the Code. In granting Performance Units or Shares which are intended to qualify under section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Units or Shares under section 162(m) of the Code (e.g., in determining the Performance Goals).

     8.4 Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the Participant shall be entitled to receive a payout of the number of Performance Units or Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives have been achieved. After the grant of a Performance Unit or Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for Award.

     8.5 Form and Timing of Payment. Payment of earned Performance Units or Performance Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay such earned Awards in cash, Shares or a combination thereof.

     8.6 Cancellation. On the date set forth in the Award Agreement, all unearned or unvested Performance Units or Performance Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

                                    SECTION 9
                             NON-EMPLOYEE DIRECTORS

     9.1 Non-Employee Director Options. Subject to the terms and provisions of the Plan, Non-qualified Stock Options may be issued to Non-employee Directors at any time and from time to time, as determined by the Board in its sole discretion, including the number of Shares subject to each Option, and the terms and conditions of such Awards.

     9.2    Terms of Options.

            9.2.1   Option Agreement. Each Option granted pursuant to this
     Section 9 shall be evidenced by a written stock option agreement, which shall be executed by the Non-employee Director and the Company.

            9.2.2 Exercise Price. The Exercise Price for the Shares subject to each Option granted pursuant to this Section 9 shall be one hundred percent (100%) of the Fair Market Value of such Shares on the Grant Date.

            9.2.3 Exercisability. Unless provided otherwise in an Award Agreement, each Option granted pursuant to this Section 9 shall be fully exercisable on the Grant Date.

            9.2.4 Expiration of Options. Unless provided otherwise in an Award Agreement, each Option shall terminate upon the first to occur of the following events:

                    (a) The expiration of ten (10) years from the Grant Date; or

                    (b) The expiration of three (3) months from the date of the
            Non-employee Director's Termination of Service for a reason other than death, Disability or Retirement; or

                    (c) The expiration of three (3) years from the date of the
            Non-employee Director's Termination of Service by reason of completion of the Participant's term as a Director, Disability or Retirement.

            9.2.5 Death of Director. Notwithstanding Section 9.2.4, if a Non-employee Director dies prior to the expiration of his or her options in accordance with Section 9.2.4, his or her options shall terminate three (3) years after the date of his or her death.

            9.2.6 Not Incentive Stock Options. Options granted pursuant to this Section 9 shall not be designated as Incentive Stock Options.

            9.2.7 Other Terms. Unless provided otherwise in an Award Agreement, all provisions of the Plan not inconsistent with this Section 9 shall apply to Options granted to Non-employee Directors; provided, however, that Section 5.2 (relating to the Committee's discretion to set the terms and conditions of Options) shall be inapplicable with respect to Non-employee Directors.

     9.3 Substitute Options. Notwithstanding the provisions of Section 9.2.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Non-employee Directors on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

     9.4 Elections by Non-employee Directors. Pursuant to such procedures as the Board (in its discretion) may adopt from time to time, each Non-employee Director may elect to forego receipt of all or a portion of the annual retainer, committee chair fees, meeting attendance fees and other cash compensation otherwise due to the Non-employee Director in exchange for Shares. The number of Shares received by any Non-employee Director shall equal the amount of foregone compensation divided by the Fair Market Value of a Share on the date that the compensation otherwise would have been paid to the Non-employee Director, rounded up to the nearest whole number of Shares. In addition, pursuant to such procedures as the Board (in its discretion) may adopt from time to time, each Non-employee Director may elect to forego receipt of all or a portion of the annual retainer, committee chair and meeting attendance fees and other cash compensation otherwise due to the Non-employee Director in exchange for an Option to purchase Shares. The number of Shares subject to such an Option received by any Non-employee Director shall equal the amount of foregone compensation multiplied by four (4) and divided by the Fair Market Value of a Share on the date that the compensation otherwise would have been paid to the Non-employee Director, rounded up to the nearest whole number of Shares. All Options granted pursuant to this Section 9.4 shall be subject to the restrictions of Section 9.2.

                                   SECTION 10
                                  MISCELLANEOUS

     10.1 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only.

     10.2 Participation. No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

     10.3 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

     10.4 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

     10.5 Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

     10.6 Nontransferability of Awards. Except as provided below, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 10.5. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, the Committee, or the Board in the case of Awards to Non-Employee Directors, may, in its sole discretion, permit the transfer of an Award to an individual or entity other than the Company (each transferee thereof a "Permitted Assignee"), subject to such restrictions as the Committee, or the Board, in its sole discretion may impose.

     10.7 No Rights as Stockholder. Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

     10.8 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof). Notwithstanding any contrary provision of the Plan, if a Participant fails to remit to the Company such withholding amount within the time period specified by the Committee (in its discretion), the Participant's Award may, in the Committee's discretion, be forfeited and in such case the Participant shall not receive any of the Shares subject to such Award.

     10.9 Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the minimum required tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

     10.10 Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

     10.11 Dividend Equivalents. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including, without limitation, any deferred Award) may, if so determined by the Committee, or the Board in the case of Awards to Non-Employee Directors, be entitled to receive, currently or on a deferred basis, cash or stock dividends, or cash payments in amounts equivalent to cash or stock dividends on Shares ("dividend equivalents") with respect to the number of Shares covered by the Award, as determined by the Committee, or the Board in the case of Non-Employee Directors, in its sole discretion, and the Committee or Board may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

                                   SECTION 11
                       AMENDMENT, TERMINATION AND DURATION

     11.1 Amendment, Suspension or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore issued to such Participant. Any amendment shall also, to the extent required by applicable law or regulation, be subject to stockholder approval. No Award may be granted during any period of suspension or after termination of the Plan.

     11.2 Duration of the Plan. The Plan shall commence on the date it is approved by the stockholders, and subject to Section 11.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect for ten (10) years from the Adoption Date. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan after ten (10) years from the Effective Date.

                                   SECTION 12
                               LEGAL CONSTRUCTION

     12.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     12.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     12.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     12.4 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California, but without regard to its conflict of law provisions.

     12.5 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

                                    EXECUTION

     IN WITNESS WHEREOF, Varian Medical Systems, Inc., by its duly authorized officer, has executed the Plan on the date indicated below.


                                         VARIAN MEDICAL SYSTEMS, INC.


Dated: February 18, 2005                 By     /s/ Joseph B. Phair
                                                -------------------------------
                                         Name:  Joseph B. Phair
                                         Title: Vice President, Administration,
                                                and General Counsel